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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 29, 2003
                                                          --------------



                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     000-21240                 23-2705700
-------------------------------   ---------------------     --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                 File No.)            Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

(Registrant's telephone number including area code)   (610) 277-8300
                                                   -----------------

         .


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Item 5.  Other Events.

            See Item 9 regarding a press release issued on April 29, 2003 announcing the Company's fiscal third quarter earnings attached as Exhibit 99.1.

            On April 29, 2003, the Company issued a press release, attached as
Exhibit 99.2 announcing the appointment of Keith Schneck as Executive Vice President and Chief Financial Officer.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

(c)   Exhibits.

      Exhibit No.        Description of Exhibits
      -----------        -----------------------

      99.1               Press release announcing third quarter earnings dated
                         April 29, 2003

      99.2               Press release announcing appointment of CFO dated
                         April 29, 2003


Item 9.  Regulation FD Disclosure

         The following Information is provided under Item 12 of Form 8-K in accordance with Release No. 33-8216.

         On April 29, 2003, Neoware Systems, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, the last paragraph under "Financial Highlights" and the last two paragraphs under "Customer Wins and Market Data" of the press release are not filed for purposes of Section 18 of the Securities Exchange Act of 1934 but are instead furnished as provided by that instruction and incorporated herein by reference. The balance of the press release is filed in accordance with Item 5 and incorporated therein by reference.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                         NEOWARE SYSTEMS, INC.


Dated:  April 29, 2003                   By: /s/ Vincent T. Dolan,
                                             -----------------------------------
                                             Vincent T. Dolan,
                                             Vice President of Finance